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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 2, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
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             (Exact name of registrant as specified in its charter)



         New York                        1-82                     13-1808503
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(State or other jurisdiction       (Commission File           (I.R.S. Employer
of incorporation)                  Number)                   Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
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Item 5.  Other Events.

         The information set forth in the press releases issued by Phelps Dodge Corporation on September 2, 1999 and September 3, 1999, and the investor slide presentation, dated September 3, 1999, attached hereto as Exhibits 99.1, 99.2, and 99.3 are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press release of Phelps Dodge Corporation, dated September 2, 1999
         99.2 Press release of Phelps Dodge Corporation, dated September 3, 1999
         99.3 Investor slide presentation, dated September 3, 1999


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PHELPS DODGE CORPORATION
                                     (Registrant)


                                     By:  /s/ Ramiro G.Peru
                                        ----------------------------------------
                                     Name:    Ramiro G. Peru
                                     Title:   Senior Vice President and
                                              Chief Financial Officer


Date: September 3, 1999


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                                  EXHIBIT INDEX


Exhibit
Number                                Exhibits
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99.1         Press release of Phelps Dodge Corporation, dated September 2, 1999
99.2         Press release of Phelps Dodge Corporation, dated September 3, 1999
99.3         Investor slide presentation, dated September 3, 1999



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